                                      EXHIBIT 10

                                  ARTHUR ANDERSEN LLP

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-6952 for Hartford Life Insurance Company Separate Account Two on Form N-4.


                                                /s/ Arthur Andersen LLP


Hartford, Connecticut
April 12, 1999